Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       033-78264


                              EXCELSIOR FUNDS, INC.
                                 (the "Company")

                               BIOTECHNOLOGY FUND
                                  (the "Fund")

                        Supplement dated December 8, 2003
                      to the Prospectus dated July 29, 2003

        Upon the recommendation of the Company's investment advisers, United States Trust Company of New York and U.S. Trust Company, N.A (the "Advisers"), the Board of Directors of the Company has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was based on several factors, including, but not limited to, the small size of the Fund's assets and the resulting higher expenses of the Fund. The Board of Directors also recognized that it was unlikely that sales of the Fund's shares could be increased to raise assets to a more economically viable level. Therefore, the Fund will be liquidated and terminated on January 30, 2004.

        The Fund will soon begin selling its portfolio securities and investing in short-term obligations in order to effect the liquidation. Shareholders can redeem their shares of the Fund at any time prior to liquidation. The liquidation of the Fund may result in income tax liabilities for the Fund's shareholders. As a result, shareholders should consult their tax adviser for further information about federal, state and local and/or foreign tax consequences relevant to their specific situation.

        All of the transaction costs, expenses and other costs incurred by the Fund in connection with the liquidation will be borne by the Advisers. In addition, the Advisers will waive their investment advisory fees from December 1, 2003 until the liquidation is completed.

        The Company will no longer accept requests to purchase shares of the Fund or process exchanges into the Fund effective December 8, 2003.